Exhibit 10.7


                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
California Steel Industries, Inc.:

We consent to the use in the Annual Report on Form 20-F of Companhia Vale do Rio Doce of our report dated January 21, 2002 relating to the consolidated financial statements (not presented separately herein) of California Steel Industries, Inc. and subsidiary as of December 31, 2001 and 2000 and for each of the years in the three year period ended December 31, 2001.


/s/ KPMG LLP

Orange County, California
June 27, 2002